Exhibit 99.1
For Release November 28, 2012
1:05 p.m. Pacific

PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.625.4443
junderwood@infoblox.com

Media Contact:
Melissa Chadwick
Merritt Group, Inc.
571.382.8513
chadwick@merrittgrp.com

Infoblox Reports First Quarter of Fiscal 2013 Results
Company Achieves Record Quarterly Revenue
SANTA CLARA, Calif., November 28, 2012 — Infoblox (NYSE:BLOX), today reported its financial results for its first fiscal quarter ended October 31, 2012. Total net revenue for the first quarter of fiscal 2013 was a record $49.5 million, an increase of 25.8% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $2.4 million, or $0.05 loss per fully diluted share, for the first quarter of fiscal 2013, compared with a net loss of $1.8 million, or $0.16 loss per fully diluted share, in the first quarter of fiscal 2012.
The Company reported non-GAAP net income of $3.1 million, or $0.06 earnings per share on a non-GAAP weighted average share basis, for the first quarter of fiscal 2013, compared with non-GAAP net income of $0.8 million, or $0.02 earnings per share on a non-GAAP weighted average share basis, in the first quarter of fiscal 2012. The GAAP to non-GAAP reconciling items for the first quarter of fiscal 2013 and 2012 can be found in the "Reconciliation of GAAP to non-GAAP Financial Measures" attached to this press release.
“I am very pleased with the outstanding start to our new fiscal year,” said Robert Thomas, president and chief executive officer. “In the first quarter, we achieved double-digit sequential revenue and product revenue growth, and experienced strong demand across all geographic regions. I believe our results reflect the strength in our comprehensive product portfolio, our competitive position and the market's growing adoption of our automated network control solutions.”
“Strong execution in the October quarter led Infoblox to another quarter of record revenues,” said Remo Canessa, chief financial officer.  “Non-GAAP operating margin was 6.9%, and is due to exceeding our revenue and gross margin targets, along with operating expenses decreasing as a percent of revenue.”

Financial Outlook
Infoblox is providing an outlook of anticipated results for the second quarter ending January 31, 2013 and for the year ending July 31, 2013. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the second fiscal quarter ending January 31, 2013, the Company currently expects:
•Total net revenue in the range of $50 million to $51.5 million;
•Non-GAAP gross margin to be approximately 78%;
•Non-GAAP operating margin in the range of 4% to 5%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.03 to $0.04, assuming approximately 53 million shares on a non-GAAP diluted weighted average basis.
For the fiscal year ending July 31, 2013, the Company currently expects:
•Total net revenue in the range of $204 million to $208 million;
•Non-GAAP operating margin in the range of 5% to 6%; and
•Non-GAAP EPS to be in the range of $0.17 to $0.21, assuming approximately 54.5 million shares on a non-GAAP diluted weighted average basis.
All forward-looking non-GAAP measures exclude estimates for stock-based compensation expenses and amortization of intangible assets. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP EPS and non-GAAP weighted average shares outstanding. We also provide second fiscal quarter 2013 and fiscal year 2013 guidance for non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP EPS and non-GAAP weighted average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation and related payroll tax expenses from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding was computed to give effect to the conversion of all outstanding convertible preferred stock including the exercise of related preferred stock warrants and the exercise of certain common stock warrants which occurred upon the closing of our IPO on April 25, 2012, as if conversion or exercise had occurred at the beginning of the period of issuance.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, November 28, 2012, at 1:30 p.m. PST/4:30 p.m. EST to discuss its first fiscal quarter 2013 results. To access the call, investors may dial 800-230-1074 (domestic) or 612-234-9960 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on our website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 270623.
About Infoblox
Infoblox (NYSE:BLOX) delivers Automated Network Control solutions, the fundamental technology that connects end users, devices and networks. These solutions enable more than 6,100 enterprises and service providers to transform and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase accuracy and uptime. Infoblox is headquartered in Santa Clara, Calif. and has additional operations in 25 countries.
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Cautionary Statement
The statements in this release regarding our competitive position, the market's growing adoption of our automated network control solutions as well as all statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, including the final prospectus related to our initial public offering, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of November 28, 2012, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this November 28, 2012 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2012	July 31, 2012	October 31, 2011
Net revenue:
Products and licenses	$27,098	$24,216	$22,691
Services	22,407	20,864	16,664
Total net revenue	49,505	45,080	39,355
Cost of revenue:
Products and licenses	5,840	6,050	4,694
Services	4,249	4,254	3,571
Total cost of revenue	10,089	10,304	8,265
Gross profit	39,416	34,776	31,090
Operating expenses:
Research and development	10,214	9,752	8,906
Sales and marketing	25,631	24,505	19,673
General and administrative	5,658	4,398	3,677
Total operating expenses	41,503	38,655	32,256
Loss from operations	(2,087)	(3,879)	(1,166)
Other expense, net:	(106)	(158)	(168)
Loss before provision for income taxes	(2,193)	(4,037)	(1,334)
Provision for income taxes	197	309	435
Net loss	$(2,390)	$(4,346)	$(1,769)

Net loss per share - basic and diluted	$(0.05)	$(0.10)	$(0.16)

Weighted average shares used in computing basic and diluted net loss per share	45,990	45,645	11,037

INFOBLOX INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2012	July 31, 2012	October 31, 2011
Gross Profit Reconciliation:
GAAP gross profit	$39,416	$34,776	$31,090
Stock based compensation expense	428	359	99
Amortization of intangible assets	254	322	330
Non-GAAP gross profit	$40,098	$35,457	$31,519
Gross Margin Reconciliation:
GAAP gross margin	79.6%	77.1%	79.0%
Stock based compensation expense	0.9%	0.8%	0.3%
Amortization of intangible assets	0.5%	0.7%	0.8%
Non-GAAP gross margin	81.0%	78.6%	80.1%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(2,087)	$(3,879)	$(1,166)
Stock based compensation expense	4,922	4,372	1,692
Amortization of intangible assets	581	649	909
Non-GAAP operating income	$3,416	$1,142	$1,435
Operating Margin Reconciliation:
GAAP operating margin	(4.2%)	(8.6%)	(3.0%)
Stock based compensation expense	9.9%	9.7%	4.3%
Amortization of intangible assets	1.2%	1.4%	2.3%
Non-GAAP operating margin	6.9%	2.5%	3.6%
Net Income (Loss) Reconciliation:
GAAP net loss	$(2,390)	$(4,346)	$(1,769)
Stock based compensation expense	4,922	4,372	1,692
Amortization of intangible assets	581	649	909
Non-GAAP net income	$3,113	$675	$832

Non-GAAP EPS	$0.06	$0.01	$0.02
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares outstanding used in calculating GAAP diluted net loss per share	45,990	45,645	11,037
Additional dilutive securities for non-GAAP income	6,910	6,963	3,988
Conversion of convertible preferred stock and other	—	—	27,201
Weighted-average shares outstanding used in calculating non-GAAP diluted net income per share	52,900	52,608	42,226

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	October 31, 2012	July 31, 2012
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$80,067	$156,613
Short-term investments	88,090	—
Accounts receivable, net	25,912	26,819
Inventory	2,845	2,560
Deferred tax assets	1,577	1,577
Prepaid expenses and other current assets	4,285	4,159
Total current assets	202,776	191,728
Property and equipment, net	8,307	6,498
Intangible assets, net	7,237	7,817
Goodwill	32,726	32,726
Restricted cash	3,501	3,803
Other assets	368	411
TOTAL ASSETS	$254,915	$242,983
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$12,942	$11,607
Accrued compensation	12,713	10,295
Deferred revenue, net	56,783	56,184
Total current liabilities	82,438	78,086
Deferred revenue, net	21,465	20,483
Deferred tax liability	1,494	1,494
Other liabilities	1,350	845
TOTAL LIABILITIES	106,747	100,908
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000,000 shares authorized as of October 31, 2012 and July 31, 2012; no shares issued or outstanding as of October 31, 2012 and July 31, 2012	—	—
Common stock, $0.0001 par value per share—100,000,000 shares authorized; 47,023,622 shares and 45,737,770 shares issued and outstanding as of October 31, 2012 and July 31, 2012	5	5
Additional paid-in capital	258,749	250,206
Accumulated other comprehensive loss	(60)	—
Accumulated deficit	(110,526)	(108,136)
TOTAL STOCKHOLDERS’ EQUITY	148,168	142,075
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$254,915	$242,983

(a) Derived from the July 31, 2012 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended October 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,390)	$(1,769)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	4,922	1,692
Depreciation and amortization	1,438	1,564
Excess tax benefits from employee stock plans	(154)	—
Amortization of investment premium	27	—
Changes in operating assets and liabilities:
Accounts receivable, net	907	(1,225)
Inventory	(285)	(242)
Prepaid expenses, other current assets and other assets	(134)	(462)
Accounts payable and accrued liabilities	44	97
Accrued compensation	2,418	(483)
Deferred revenue, net	1,581	3,196
Other liabilities	505	(218)
Net cash provided by operating activities	8,879	2,150
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(88,177)	—
Purchases of property and equipment	(923)	(1,173)
Decrease in restricted cash	532	—
Net cash used in investing activities	(88,568)	(1,173)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	3,224	342
Payment of remaining unpaid initial public offering costs	(235)	—
Excess tax benefits from employee stock plans	154	—
Net cash provided by financing activities	3,143	342
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(76,546)	1,319
CASH AND CASH EQUIVALENTS—Beginning of period	156,613	42,207
CASH AND CASH EQUIVALENTS—End of period	$80,067	$43,526
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$2,031	$—
Cash paid for income taxes, net	$256	$557
Change in liability due to vesting of early exercised stock options, net	$58	$45